                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                        --------------------------------
                                  FORM 8-K / A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 17, 2004
                        --------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             EVERLAST WORLDWIDE INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                       0-25918               13-3672716
--------------------------        ------------------     -----------------------
      (State or Other                (Commission            (IRS Employer
      Jurisdiction of                File Number)           Identification No.)
      Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
               ---------------------------------------------------
                        (Address of Principal Executive Office)

                                 (212) 239-0990
                        --------------------------------
                         (Registrant's telephone number,
                              including area code)

                  -------------------------------------------
                  (Former Name, if Changed Since Last Report)

            This Form 8-K/A amends the Current Report on Form 8-K dated December
17, 2004 and originally  filed with the  Securities  and Exchange  Commission on
December 22, 2004 by Everlast Worldwide, Inc. (the "Company") in connection with its  execution of a license  agreement  with Jacques  Moret,  Inc. (the "License
Agreement"). The License Agreement has been effective as of January 1, 2005.

ITEM 8.01   OTHER EVENTS.

            The unaudited  proforma balance sheet of the Company as of September
30,  2004  and  the  unaudited  pro-forma   statements  of  operations  for  the
nine-months  ended  September 30, 2004 and fiscal year ended  December 31, 2003, included  herein as pages F-2 through  F-4,  give effect to the  disposal of the
Company's  women's apparel business  component in exchange for royalty income as provided for in the License Agreement.

           [The remainder of this page was intentionally left blank.]

                                      -2-

                     Index to Pro-Forma Financial Statements

Pro-Forma Financial Information (Unaudited)

                                       F-1

                                               EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                                     CONSOLIDATED BALANCE SHEETS

                                                                                                               Proforma
                                                                                 September 30,    ----------------------------------
                                                                                      2004         Adjustments           Combined
                                                                                  -----------     -------------         ------------

ASSETS

Current assets:
  Cash and cash equivalents                                                      $    533,489                           $    533,489
  Accounts receivable - net                                                         6,743,698       4,200,000 (1)         10,943,698
  Inventories                                                                      15,246,642      (2,200,000)(1)         13,046,642
  Prepaid expense and other current assets                                          1,742,468                              1,742,468
                                                                                 ------------      ----------           ------------
       Total current assets                                                        24,266,297       2,000,000             26,266,297

 Property and equipment, net                                                        6,297,151                              6,297,151
 Goodwill                                                                           6,718,492                              6,718,492
 Trademarks, net                                                                   23,804,517                             23,804,517
 Restricted cash                                                                    1,023,462                              1,023,462
  Other assets                                                                      3,016,491         100,000 (2)          3,116,491
                                                                                 ------------     -----------           -----------
                                                                                 $ 65,126,410     $ 2,100,000           $ 67,226,410
                                                                                 ============     ============          ============

LIABILITIES, REDEEMABLE PARTICIPATING PREFERRED STOCK AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current maturities of Series A redeemable participating preferred stock        $  3,000,000                           $  3,000,000
  Due to factor                                                                     5,968,261                              5,968,261
  Accounts payable                                                                  7,802,525                              7,802,525
  Current maturities of long term debt                                                264,072                                264,072
  Accrued expenses, other liabilities & Unearned royalty income                 1,027,687       2,100,000 (2),(3)      3,127,687
  Preferred dividend payable                                                           13,935                                 13,935
                                                                                 ------------     -----------           ------------
       Total current liabilities                                                   18,076,480       2,100,000             20,176,480

  License deposits payable                                                            532,565                               532,565
  Series A redeemable participating preferred stock                                27,000,000                            27,000,000
  Note payable                                                                      2,000,000                             2,000,000
  Other liabilities                                                                   570,000                               570,000
  Long term debt, net of current maturities                                         2,698,612                             2,698,612
                                                                                 ------------     -----------           ------------
Total liabilities                                                                  50,877,657       2,100,000            52,977,657
                                                                                 ------------     -----------           ------------

  Series A redeemable participating preferred stock                                      --              --                 --
                                                                                 ------------     -----------           ------------

Stockholders' equity:
Common stock, par value $.002; 19,000,000 shares
   authorized, 3,203,904 issued, 3,029,904 and 3,028,904 outstanding                    6,408                                 6,408
Class A common stock, par value $.01; 100,000 shares
   authorized; 100,000 shares issued and outstanding                                    1,000                                 1,000
Paid-in capital                                                                    11,699,406                            11,699,406
Retained earnings                                                                   3,267,755                             3,267,755
Accumulated other comprehensive income                                                  1,403                                 1,403
                                                                                 ------------     -----------          -------------
                                                                                   14,975,972                            14,975,972
  Less treasury stock                                                                (727,219)                             (727,219)
                                                                                 ------------     -----------          -------------
       Total stockholders' equity                                                  14,248,753                            14,248,753
                                                                                 ------------     -----------          -------------
                                                                                 $ 65,126,410     $ 2,100,000          $ 67,226,410
                                                                                 ============     ===========          ============

See notes to pro forma financial statements.
                                                                 F-2

                                        EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                         CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                               Proforma
                                                               Nine Months Ended  ------------------------------------
                                                                  30-Sep-04       Adjustments              Combined
                                                               -----------------  -------------          -------------
                                                                 Historical

                                                                (Unaudited)

Net sales                                                        $ 39,519,037    $ (16,264,000)(1)        $ 23,255,037
Net license revenues                                                6,952,151        1,875,000 (2)           8,827,151
                                                                 ------------    -------------            ------------
Net revenues                                                       46,471,188      (14,389,000)             32,082,188
                                                                 ------------    -------------            ------------

Cost of goods sold                                                 30,275,822     (11,872,720)              18,403,102
                                                                 ------------    ------------             ------------

Gross profit                                                       16,195,366      (2,516,280)              13,679,086

Operating expenses:
    Selling and shipping                                            9,008,897      (2,346,000)               6,662,897
    General and administrative                                      5,270,711        (240,000)               5,030,711
    Amortization                                                      684,504                                  684,504
                                                                 ------------    ------------             ------------
                                                                   14,964,112      (2,586,000)              12,378,112
                                                                 ------------    ------------             ------------

Income from operations                                              1,231,254          69,720                1,300,974
                                                                 ------------    ------------             ------------

Other income (expense):
  Interest and financing costs                                     (1,178,492)        251,355 (3)             (927,137)
  Interest expense on redeemable participating preferred stock        (13,935)         (3,067)(5)              (17,002)
  Investment income                                                    12,550                                   12,550
                                                                 ------------    ------------             ------------
                                                                   (1,179,877)        248,288                 (931,589)
                                                                 ------------    ------------             ------------

Income before provision for income taxes                               51,377         318,008                  369,385

Provision for income taxes                                             33,962         314,193 (4)              348,155
                                                                 ------------    ------------             ------------

Net income                                                            $17,415          $3,815                  $21,230
                                                                 ============    ============             ============

Basic earnings per share                                                $0.01           $0.00                    $0.01
                                                                 ============    ============             ============

See notes to pro forma financial statements

                                                          F-3

                                     EVERLAST WORLDWIDE INC. & SUBSIDIARIES

                                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                           Proforma
                                                            Year Ended        -------------------------------
                                                             31-Dec-03        Adjustments            Combined
                                                            -----------       -----------            --------
                                                             Historical

                                                              (Audited)

Net sales                                                   $ 58,035,886      $(24,970,000)(1)      $ 33,065,886
Net license revenues                                           6,669,640         2,500,000 (2)         9,169,640
                                                            ------------      ------------          ------------
Net revenues                                                  64,705,526       (22,470,000)           42,235,526
                                                            ------------      ------------          ------------

Cost of goods sold                                            43,505,127       (17,329,000)(1)        26,176,127
                                                            ------------      ------------          ------------

Gross profit                                                  21,200,399        (5,141,000)          16,059,399

Operating expenses:
    Selling and shipping                                      12,722,039        (3,906,000)(1)        8,816,039
    General and administrative                                 6,436,274          (200,000)(1)        6,236,274
    Restructuring and non-recurring costs                      1,095,000              --              1,095,000
    Amortization                                                 912,672              --                912,672
                                                            ------------      ------------          -----------
                                                              21,165,985        (4,106,000)          17,059,985
                                                            ------------      ------------          -----------

(Loss) income from operations                                     34,414        (1,035,000)          (1,000,586)
                                                            ------------      ------------          -----------

Other income (expense):
  Interest and financing costs                                (1,002,579)          389,775 (4)         (612,804)
  Investment income                                               48,326                                 12,550
                                                            ------------      ------------          -----------
                                                                (954,253)          389,775             (600,254)
                                                            ------------      ------------          -----------

(Loss) income before (benefit) provision for income taxes       (919,839)         (645,225)          (1,600,840)

Provision (benefit) for income taxes                              35,000          (329,353)            (294,353)
                                                            ------------      ------------          -----------

Net (loss)                                                     ($954,839)        ($315,872)         ($1,306,487)
                                                            ============      ============          ============

Redeemable preferred stock dividend                                 --               --                --
                                                            ------------      ------------          -----------

Net loss available to common stockholders                      ($954,839)        ($315,872)         ($1,306,487)
                                                            ============      ============          ============

Basic loss per share                                        $      (0.31)     $      (0.10)         $     (0.42)
                                                            ============      ============          ===========

See notes to pro forma financial statements.

                                                       F-4

                Notes to Pro Forma Combined Financial Statements
                                   (Unaudited)

            On December 17,  2004,  Everlast  Worldwide,  Inc.  (the  "Company")
executed a five-year renewable license agreement (the "License  Agreement") with
Jacques  Moret,  Inc.,  a New York  corporation  (the  "Licensee").  The License
Agreement  grants  the  Licensee,  a supplier  of women's  apparel in the United
States,  a  license  for the use of the  Everlast(R)  mark to sell  the  women's apparel in the United States,  its territories and possessions,  and any and all
U.S.  military  installations  and bases  worldwide  (the  "Covered  Territory")
commencing on January 1, 2005 (the "Effective  Date").  Pursuant to the terms of the License Agreement,  the Licensee shall, among other things, pay royalties of five  percent  of net sales of  product  licensed  to  Licensee  (the  "Licensed
Products"),  subject  to  certain  exceptions,  with  at  least  $12,500,000  in guaranteed  royalties to the Company in the aggregate during the first five-year term. Only those adjustments  required and allowable by Regulation S-X have been reflected in the unaudited pro-forma financial statements.

            Details  of  the  pro-forma  adjustments  relating  to  the  license transaction are set forth below.

Pro-forma balance sheet adjustments:

            (1)    Receivables  associated  with the $2.0 million royalty in the first year,  payable on or about  closing  date,  and sale of approximately  $2.2  million of women's  inventory to Jacques
                   Moret that is payable over five months

            (2)    Accrued transaction costs associated with this 5 year license agreement that will be deferred and amortized over 5 years

            Pro-forma statement of operations adjustments:

            (1)    Elimination of the company's women's business, and all direct costs and expenses  attributable  to this  disposal that have been licensed to Jacques Moret.

            (2)    The recording of the Jacques Moret minimum guaranteed royalty fee of $2.5 million earned pro-rata as if the transaction had occurred at the beginning of fiscal 2004.

            (3)    Interest and financing cost savings associated with: our
                   reduced borrowings to fund our working capital needs,
                   principally inventory; lower factoring commissions due to a reduction in sales volumes and the proceeds from the expected payment of the royalty receivable.

            (4)    Adjustment to the  historical  income taxes to give effect to the  increase  in pretax  profits  caused by the  transaction utilizing the Company's effective tax rate.

            (5)    Increase in preferred stock dividend due to the increase in net income

                                       F-5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EVERLAST WORLDWIDE INC.

January  25, 2005                        By: /s/ Gary J Dailey
                                             ------------------------
                                             Name:  Gary J Dailey
                                             Title: Chief Financial Officer